Masterbeat Corp. and Subsidiaries
                 Unaudited Pro Forma Consolidated Balance Sheet
                               September 30, 2009

                                                      Masterbeat Corp.
                                                       (fka. Green
                                                         Mountain                                 Pro Forma     Pro Forma
                                                      Recovery, Inc.)  Masterbeat, LLC   Notes   Adjustments     Combined
                                                      ---------------  ---------------   -----   -----------     --------
ASSETS:

Cash and cash equivalents                              $    18,561       $    34,360            $        --     $    52,921
Accounts receivable - net                                  162,747             7,856                                170,603
                                                       -----------       -----------            -----------     -----------
      Total Current Assets                                 181,308            42,216                     --         223,524
                                                       -----------       -----------            -----------     -----------

Fixed assets, net                                                            106,234                                106,234
Intangible assets, net                                                       247,325                                247,325
Security deposit                                                              15,000                                 15,000
                                                       -----------       -----------            -----------     -----------
      TOTAL ASSETS                                     $   181,308       $   410,775            $        --     $   592,083
                                                       ===========       ===========            ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued liabilities             $    26,228       $   135,446            $        --     $   161,674
  Due to officer/shareholders                              211,320                                                  211,320
                                                       -----------       -----------            -----------     -----------
      Total Current Liabilities                            237,548           135,446                     --         372,994
                                                       -----------       -----------            -----------     -----------

      Total Liabilities                                    237,548           135,446                     --         372,994
                                                       -----------       -----------            -----------     -----------
EQUITY

Preferred Stock: $.0001 par value; 1,000,000 shares
 authorized; no shares issued or outstanding                    --                --                     --              --
Common stock: $.0001 par value; 99,000,000 shares
 authorized; 10,000,000 shares issued and outstanding        2,500                        a           7,500          10,000
Members' Equity                                                              275,329      a        (275,329)             --
Additional paid-in capital                             $    40,400                        a       2,230,013       2,270,413
Accumulated earning/deficit                                (99,140)                       a      (1,962,184)     (2,061,324)
                                                       -----------       -----------            -----------     -----------
Stockholders' Equity                                       (56,240)          275,329                     --         219,089
                                                       -----------       -----------            -----------     -----------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $   181,308       $   410,775            $        --     $   592,083
                                                       ===========       ===========            ===========     ===========


       See Notes to Unaudited Pro Forma Consolidated Financial Statements

                        Masterbeat Corp. and Subsidiaries
            Unaudited Pro Forma Consolidated Statements of Operations
                  For the Nine Months Ended September 30, 2009

                                              Masterbeat Corp.
                                               (fka. Green
                                                 Mountain                                        Pro Forma       Pro Forma
                                              Recovery, Inc.)        Masterbeat, LLC    Notes   Adjustments       Combined
                                              ---------------        ---------------    -----   -----------       --------
Net sales                                      $     37,796           $    623,934                              $    661,730
Cost of Sales                                                              306,672                                   306,672
                                               ------------           ------------              ------------    ------------
      GROSS PROFIT                                   37,796                317,262                                   355,058

Operating expense:
  Depreciation expense                                                      61,438                                    61,438
  Selling, general and administrative          $     40,086           $  1,041,947                              $  1,082,033
  Professional fees                                   8,276                  5,736                                    14,012
                                               ------------           ------------              ------------    ------------
      TOTAL OPERATING EXPENSES                       48,362              1,109,121                        --       1,157,483
                                               ------------           ------------              ------------    ------------

OPERATING INCOME                                    (10,566)              (791,859)                       --        (802,425)

Other income (expense):
  Other income                                                                                                            --
  Interest expense
                                               ------------           ------------              ------------    ------------
      Total other income(expense)                        --                     --                                        --
                                               ------------           ------------              ------------    ------------

INCOME(LOSS) BEFORE INCOME TAXES                    (10,566)              (791,859)                       --        (802,425)

Provision for income taxes                                                  12,026                                    12,026
                                               ------------           ------------              ------------    ------------
Income (loss) from continuing operations       $    (10,566)          $   (803,885)             $         --    $   (814,451)
                                                                      ============              ============    ============

NET INCOME (LOSS) PER COMMON SHARE FROM
CONTINUING OPERATIONS:
  Basic & Diluted                              $      (0.00)                                                    $      (0.08)
                                               ------------           ------------              ------------    ------------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic & Diluted                                 2,500,000                                        7,500,000      10,000,000
                                               ------------           ------------              ------------    ------------


       See Notes to Unaudited Pro Forma Consolidated Financial Statements

                        Masterbeat Corp. and Subsidiaries
            Unaudited Pro Forma Consolidated Statements of Operations
                      For the Year Ended December 31, 2008

                                              Masterbeat Corp.
                                               (fka. Green
                                                 Mountain                                        Pro Forma       Pro Forma
                                              Recovery, Inc.)        Masterbeat, LLC    Notes   Adjustments       Combined
                                              ---------------        ---------------    -----   -----------       --------


Net sales                                      $     22,465           $    643,631                               $    666,096
Cost of Sales                                            --                243,561                                    243,561
                                               ------------           ------------              ------------     ------------
      GROSS PROFIT                                   22,465                400,070                                    422,535

Operating expense:
  Depreciation expense                                   --                 80,423                                     80,423
  Selling, general and administrative          $     24,474           $  1,549,570                               $  1,574,044
  Professional fees                                  31,375                 14,920                                     46,295
                                               ------------           ------------              ------------     ------------
      TOTAL OPERATING EXPENSES                       55,849              1,644,913                        --        1,700,762
                                               ------------           ------------              ------------     ------------

OPERATING INCOME                                    (33,384)            (1,244,843)                       --       (1,278,227)

Other income (expense):
  Other income                                                                                                             --
  Interest expense
                                               ------------           ------------              ------------     ------------
Total other income(expense)                              --                     --                                         --
                                               ------------           ------------              ------------     ------------

INCOME(LOSS) BEFORE INCOME TAXES                    (33,384)            (1,244,843)                       --       (1,278,227)

Provision for income taxes                               --                 12,596                                     12,596
                                               ------------           ------------              ------------     ------------
Income (loss) from continuing operations       $    (33,384)          $ (1,257,439)             $         --     $ (1,290,823)
                                               ============           ============              ============     ============

NET INCOME (LOSS) PER COMMON SHARE FROM
CONTINUING OPERATIONS:
  Basic & Diluted                              $      (0.01)                                                     $      (0.13)
                                               ------------           ------------              ------------     ------------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic & Diluted                                 2,500,000                                        7,500,000       10,000,000
                                               ------------           ------------              ------------     ------------


       See Notes to Unaudited Pro Forma Consolidated Financial Statements

PRO FORMA ADJUSTMENTS

The preceding unaudited condensed combined consolidated pro forma balance sheets have been prepared as if the share exchange Transaction was completed on September 30, 2009; the preceding unaudited condensed combined consolidated pro forma statements of operations have been prepared as if the share exchange transaction was completed, respectively, on January 1, 2009 and January 1, 2008. The following pro forma adjustments:

(a)  This  adjustment  reflects  the share  exchange  between  our  company  and
     Masterbeat,   LLC,  resulting  total  10,000,000  shares  of  common  stock outstanding after the merger.

INCOME (LOSS) PER SHARE FROM CONTINUING OPERATIONS

Pro forma basic and diluted shares outstanding include the weighted average number of common shares outstanding for Masterbeat Corp. during the respective periods, in addition to the common stock issued as a result of the share exchange assuming they had been issued at the beginning of the period. The common stock issued in connection with the share exchange Transaction is assumed to be outstanding for the entire period presented.